American Beacon International Equity Fund

American Beacon Small Cap Value Fund

Supplement dated January 31, 2022

to the Prospectus and Summary Prospectuses,

each dated February 28, 2021, as previously amended or supplemented

I.	American Beacon International Equity Fund

Effective February 1, 2022, Paul Selvey-Clinton of Lazard Asset Management LLC (“Lazard”) is added as a Portfolio Manager for the American Beacon International Equity Fund (the “International Fund”). Accordingly, effective February 1, 2022, the following changes are made to the International Fund’s Prospectus and Summary Prospectus, as applicable:

A.	On page 21 of the Prospectus and page 7 of the Summary Prospectus, under the heading “Fund Summaries - American Beacon International Equity Fund - Portfolio Managers,” the information regarding Lazard is deleted and replaced with the following:

Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013 Paul Selvey-Clinton Portfolio Manager/Analyst Since 2022	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003 Giles Edwards Portfolio Manager/Analyst Since 2020

B.	On page 65 of the Prospectus, under the heading “Fund Management - The Sub-Advisors – Lazard Asset Management LLC,” the following is added following the paragraph related to Giles Edwards:

Paul Selvey-Clinton is a Portfolio Manager/Analyst on the European Equity team. Prior to joining Lazard in 2014, Mr. Selvey-Clinton worked in a predominantly European focused fund at SAC Global Investors. Before this he was an Equity Analyst and Partner at Occitan Capital. Mr. Selvey-Clinton began working in the investment field in 2006 as an Equity Analyst at Brevan Howard Asset Management. Mr. Selvey-Clinton has a BA (Hons) in Geography from Keble College, Oxford University.

II.	American Beacon Small Cap Value Fund

The Board of Trustees of American Beacon Funds (the “Trust”), after a recommendation by American Beacon Advisors, Inc. (“AmBeacon”), has approved a new investment advisory agreement among AmBeacon, DePrince, Race & Zollo, Inc. (“DRZ”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “SCV Fund”). DRZ is expected to begin managing a portion of the assets of the SCV Fund on or about March 9, 2022. The Board has also approved, after a recommendation by AmBeacon, the termination of investment advisory agreements among AmBeacon, the Trust, on behalf of the SCV Fund, and each of Hillcrest Asset Management, LLC (“Hillcrest”) and Foundry Partners, LLC (“Foundry”). The termination of Hillcrest and Foundry as sub-advisors to the SCV Fund is expected to be effective on or about February 8, 2022. Accordingly, the following changes are made to the SCV Fund’s Prospectus and Summary Prospectus, as applicable:

A.	Effective February 8, 2022, all references and information relating to Hillcrest and Foundry in the SCV Fund’s Prospectus and Summary Prospectus are removed.

B.	Effective on or about March 9, 2022, the following changes are made:

1)	On page 42 of the Prospectus and page 6 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Small Cap Value Fund – Management – Sub-Advisors,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are currently allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Newton Investment Management North America, LLC

2)	On page 42 of the Prospectus and page 6 of the Summary Prospectus, under the heading “Fund Summaries - American Beacon Small Cap Value Fund - Portfolio Managers,” the following is added directly below the information regarding Brandywine Global Investment Management, LLC:

DePrince, Race & Zollo, Inc.	Gregory Ramsby Portfolio Manager Since 2022	Randy Renfrow Portfolio Manager Since 2022

3)	On page 45 of the Prospectus, under the heading “Additional Information About the Funds - Additional Information About the Management of the Funds – American Beacon Small Cap Value Fund,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Newton Investment Management North America, LLC

4)	On page 63 of the Prospectus, under the heading “Fund Management - The Sub-Advisors,” the following is added directly below the section regarding Causeway Capital Management LLC:

DePrince, Race & Zollo, Inc. (“DRZ”) 250 Park Avenue South, Suite 250, Winter Park, Florida 32789, is a professional investment advisory firm that was founded in 1995. As of December 31, 2021, DRZ had approximately $4.3 billion in assets under management. DRZ serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Gregory Ramsby joined DRZ in 1996. He is a Managing Partner of the firm and sits on the firm’s Management Committee. Mr. Ramsby serves as the Co-Portfolio Manager of the U.S. Small-Cap Value and U.S. Micro-Cap Value disciplines and oversees the portfolio management, research and trading functions of the firm’s U.S. Small-Cap Value and U.S. Micro-Cap Value disciplines. Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager. Prior to that, he was an equity analyst at NationsBank Investment Management. Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.

Randy Renfrow joined DRZ in 2008, and he is a Partner of the firm. Mr. Renfrow serves as the Co-Portfolio Manager for the firm’s U.S. Small-Cap Value, U.S. Micro-Cap Value and U.S. SMID-Cap Value disciplines. Prior to joining DRZ, Mr. Renfrow was employed by Veredus Asset Management where he served as an equity analyst. Prior to that, he was employed by INVESCO, where he also served as an equity analyst. Mr. Renfrow holds the Chartered Financial Analyst designation. He received his Bachelor of Science in Environmental Engineering from Murray State University and Masters of Science in Financial Management from Boston University.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon International Equity Fund

American Beacon Small Cap Value Fund

Supplement dated January 31, 2022 to the

Statement of Additional Information, dated February 28, 2021, as previously amended or supplemented

I.	American Beacon International Equity Fund

Effective February 1, 2022, Paul Selvey-Clinton of Lazard Asset Management LLC (“Lazard”) is added as a Portfolio Manager for the American Beacon International Equity Fund (the “International Fund”). Accordingly, effective February 1, 2022, the following changes are made to the International Fund’s Statement of Additional Information:

A.	On page 52, under the heading “Portfolio Managers,” the table relating to Lazard is deleted and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lazard Asset Management LLC
Michael A. Bennett	13($14 bil)	11($4 bil)	180($24 bil)	1($4 bil)	None	3($251 mil)
Giles Edwards	9($8 bil)	6($1 bil)	144($15 bil)	1($4.1 bil)	None	3($251 mil)
Michael G. Fry	9($8 bil)	6($1 bil)	144($15 bil)	1($4 bil)	None	3($251 mil)
Kevin J. Matthews	9($8 bil)	6($1 bil)	144($15 bil)	1($3.7 bil)	None	3($251 mil)
Michael S. Powers	9($8 bil)	6($1 bil)	144($15 bil)	1($4 bil)	None	3($251 mil)
John R. Reinsberg	12($10 bil)	13($15 bil)	75($15 bil)	None	None	2($460 mil)
Paul Selvey-Clinton*	None	8($1.0 bil)	9($656 mil)	None	None	1($33.1 mil)

*As of October 31, 2021.

B.	On page 63, under the heading “Portfolio Managers - Ownership of the Funds,” the table relating to Lazard is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Michael A. Bennett	None
Giles Edwards	None
Michael G. Fry	None
Kevin J. Matthews	None
Michael S. Powers	None
John R. Reinsberg	None
Paul Selvey-Clinton	None

II.	American Beacon Small Cap Value Fund

The Board of Trustees of American Beacon Funds (the “Trust”), after a recommendation by American Beacon Advisors, Inc. (“AmBeacon”), approved a new investment advisory agreement among AmBeacon, DePrince, Race & Zollo, Inc. (“DRZ”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “SCV Fund”). DRZ is expected to begin managing a portion of the assets of the SCV Fund on or about March 9, 2022. The Board has also approved, after a recommendation by AmBeacon, the termination of investment advisory agreements among AmBeacon, the Trust, on behalf of the SCV Fund, and each of Hillcrest Asset Management, LLC (“Hillcrest”) and Foundry Partners, LLC (“Foundry”). The termination of Hillcrest and Foundry as sub-advisors to the SCV Fund is expected to be effective on or about February 8, 2022. Accordingly, the following changes are made to the SCV Fund’s Statement of Additional Information:

A.	Effective February 8, 2022, all references and information relating to Hillcrest and Foundry in the SCV Fund’s Statement of Additional Information are removed.

B.	Effective March 9, 2022, the following information is added:

1)	On page 42 under the heading “Investment Sub-Advisory Agreements,” the following is added directly below the information regarding Causeway Capital Management LLC (“Causeway”):

DePrince, Race & Zollo, Inc.
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Victor A. Zollo, Jr.	*Indirect Majority Shareholder/Officer	Individual
John D. Race	*Indirect Majority Shareholder/Officer	Individual
Kelly W. Carbone	*Indirect Minority Shareholder/Management Committee	Individual
Gregory T. Ramsby	*Indirect Minority Shareholder/Management Committee	Individual
Jill S. Lynch	*Indirect Minority Shareholder/Management Committee	Individual
Angela Johnston	Chief Financial Officer/Management Committee	Individual
Adelbert Sanchez	Chief Compliance Officer	Individual

*This individual’s respective equity of DePrince, Race & Zollo, Inc. is directly held by a trust, wholly owned and controlled by the individual.

2)	On page 51, under the heading the “Portfolio Managers,” the following table is added directly below the table regarding Causeway:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
DePrince, Race & Zollo, Inc.
Gregory Ramsby*	None	2($85.1 mil)	22($1.4 bil)	None	None	4 ($428.7 mil)
Randy Renfrow*	None	2($85.1 mil)	25($1.6 bil)	None	None	4 ($428.7 mil)

* As of December 31, 2021.

3)	On page 53, under the heading “Portfolio Managers – Conflicts of Interest,” the last sentence of the first paragraph is deleted and replaced with the following:

The information regarding potential conflicts of interest of a sub-advisor was provided by the sub-advisors as of October 31, 2020, except for the information regarding DePrince, Race & Zollo, Inc., which was provided as of December 31, 2021.

4)	On page 54, under the heading “Portfolio Managers - Conflicts of Interest,” the following information is added directly below the information regarding Causeway:

DePrince, Race & Zollo, Inc. (“DRZ”) DRZ manages several accounts in accordance with its small cap value investment strategy. There are varying fee structures across the managed accounts including performance/incentive fee structures. Performance fee arrangements have the possibility of substantially increasing DRZ’s compensation and therefore may create an incentive for the portfolio manager to allocate investments with favorable return characteristics to clients paying higher fees.

As a matter of policy, DRZ’s investment professionals are prohibited from considering performance fees, management fees and/or the status of performance hurdles when allocating investment opportunities. In order to mitigate these conflicts, DRZ’s investment allocation process is pre-set and is automated via the firm’s order management system. Executed orders are allocated on a prorated basis to all eligible accounts. Investment teams do not have access to change the allocation process within the system.

5)	On page 57, under the heading “Portfolio Managers – Compensation,” the first paragraph is deleted and replaced with the following:

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of October 31, 2020, except for the information regarding DePrince, Race & Zollo, Inc., which was provided as of December 31, 2021.

6)	On page 59, under the heading “Portfolio Managers - Compensation,” the following information is added directly below the information regarding Causeway:

DRZ The compensation structure consists of a base salary and participation in a bonus program. Bonus compensation is determined by the firm’s profitability, the investment strategy’s relative performance against the Russell 2000 Value Index, relative rankings versus our peers, and the individual contributions to portfolio construction over a rolling 3-year period. In addition, the firm’s professionals are eligible to own equity in the firm.

7)	On page 62, under the heading “Portfolio Managers - Ownership of the Funds,” the following table is inserted directly below the table regarding Causeway:

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
DePrince, Race & Zollo, Inc.
Gregory Ramsby*	None
Randy Renfrow*	None

* As of December 31, 2021.

8)	On page B-15, under the heading “Appendix B: Proxy Voting Policies – Fund Sub-Advisors,” the following information is added directly below the information regarding Causeway:

DEPRINCE, RACE & ZOLLO, INC.

Proxy Voting

I.	Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. DRZ has elected to retain an independent third party proxy administrator (“Proxy Administrator”) to assist in the proxy voting and record keeping process. Any questions about this document should be directed to our Chief Compliance Officer (“CCO”) or Assistant Compliance Officer (“ACO”).

II.	Regulatory Background

(A)	The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B)	Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)	Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)	Disclosure Requirements

•	An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

•	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)	Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

-	Proxy Voting Policies and Procedures;

-	Proxy Statements Received Regarding Client Securities;

-	Records of Votes Cast on Behalf of Clients;

-	Records of Client Requests for Proxy Voting Information; and

-	Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that were Prepared by the Adviser to Memorialize the Basis for the Decision.

III.	Risks

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

•	DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between DRZ’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•	Proxy voting records and client requests to review proxy votes are not maintained.

DRZ has established the following guidelines as an attempt to mitigate these risks.

IV.	Policy

It is DRZ’s policy to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes is consistent with its fiduciary duty and will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent that is not part of the services provided by DRZ. Clients must notify DRZ of their specific proxy voting instructions, if any. Generally, all such client instructions must be in writing.

V.	Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electron ically and will be updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ’s Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.	DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker- dealers/custodians will state that the Proxy Administrator should receive this documentation. The designation may also be made by telephoning contacts and/or Client Service Representatives at broker- dealers/custodians.

These intermediaries will be informed to direct all proxy materials to DRZ’s designated Proxy Administrator.

3.	DRZ shall work with the Proxy Administrator to ensure that the Proxy Administrator is properly instructed on the manner and direction to vote each client’s account based upon the type of client and specific voting instructions received from the client, if any. DRZ has established proxy voting policies with the Proxy Administrator in the interest of maximizing shareholder value. However, DRZ has instructed the Proxy Administrator to alert DRZ to certain issues that DRZ believes require an additional level of consideration.

4.	The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. DRZ’s Compliance Department shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

5.	The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies received for client’s who have elected to have their proxies voted by a third party outside of the proxy voting services DRZ provides, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client. The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

6.	The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ’s guidelines.

7.	It is DRZ’s policy to abstain from voting proxy ballots over which the issuer has implemented a share blocking policy. Share blocking policies are generally implemented by issuers whose securities are traded in limited markets outside the United States. Under a “share blocking policy” voting any proxies on the ballot would prohibit trading shares of the issuer for a pre-determined period of time. DRZ typically invests in securities that have unrestricted liquidity and therefore DRZ will generally choose to avoid circumstances that would hinder DRZ’s ability to manage portfolio positions. DRZ will document exceptions or deviations from this policy.

8.	DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with DRZ’s record retention policy. The Proxy Administrator will then be notified accordingly.

9.	The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

10.	So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with DRZ’s record retention policy.

11.	If the Proxy Administrator, the CCO or the ACO (interchangeably referred to as the “Compliance Officer”) detects a conflict of interest, the following process will be followed:

a.	In cases where the Proxy Administrator is the party identifying the conflict, they have been instructed to contact DRZ’s CCO or ACO as soon as reasonably practicable.

b.	The Compliance Officer and a member of the DRZ Proxy Voting Committee (the

“Committee”) will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c.	The Compliance Officer will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the client(s) desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee, as appropriate.

d.	If the Compliance Officer elects to contact the client(s) directly and the client(s) desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the client(s) with the proxy and related information to enable the client(s) to make an informed decision.

e.	Alternatively, if the Compliance Officer concludes the matter should go before the Committee, they will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A. A majority of the Committee members shall constitute a quorum at a meeting of the Committee, but in no event shall a quorum consist of less than one-third of the Committee. The Compliance Officer will serve as chairperson.

The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

f.	The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected.

g.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

•	Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•	Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•	Whether the proposal itself is well framed and reasonable.

•	Whether implementation of the proposal would achieve the objectives sought in the proposal.

•	Whether the issues presented would best be handled through government or issuer-specific action.

h.	Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee their decision on whether DRZ will vote for or against the proposal. Attending members of the

Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted. The Secretary of the Committee will record each member’s vote and the rationale for their decision.

i.	After each member of the Committee has announced their vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

•	If all members of the Committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction. The Compliance Officer will document the unanimous vote and all notes of the meeting, if created, will be maintained in the permanent file in accordance with the DRZ’s proxy recordkeeping policy described herein.

•	If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on DRZ.

12.	The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

13.	All proxy votes will be recorded by the Proxy Administrator. The following information will be maintained:
a.	The name of the issuer of the portfolio security;
b.	The exchange ticker symbol of the portfolio security;
c.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
d.	The shareholder meeting date;
e.	The number of shares DRZ is voting on firm-wide;
f.	A brief identification of the matter voted on;
g.	Whether the matter was proposed by the issuer or by a security holder;
h.	Whether or not DRZ cast its vote on the matter;
i.	How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
j.	Whether DRZ cast its vote with or against management; and
k.	Whether any client requested an alternative vote of its proxy.

There may be instances where DRZ votes the same proxy in different directions for different clients if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients.

VI.	Conflicts of Interest

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

•	Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios. For example, DRZ may be retained to manage XYZ’s pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.
•	Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

•	Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.
•	Conflict: DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.
•	Conflict: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client ac- counts and the proxy relates to an increase in 12b-1 fees.

Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

DRZ realizes that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.

In addition, the Compliance Officer will document any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ’s CCO, Board of Directors or outside counsel.

VII.	Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years from the date of the vote, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with DRZ’s record retention policy.
The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

•	DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format. In the event that DRZ cannot, and in order to facilitate the management of the proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

In cases where the COMPLETE proxy voting record is distributed to a client(s), it will contain the following legend: “This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written or oral request. The written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file in accordance with the recordkeeping policy.
•	Clients are permitted to request any and all proxy voting records that have been retained in accordance with DRZ’s record retention policy.

Proxy Voting Policy and Procedures:

•	This Proxy Voting Policy and Procedures and previous versions of DRZ’s adopted Proxy Voting Policy and Procedures, if any, in accordance with DRZ’s record retention policies.
•	DRZ’s annual Form ADV Part 2A containing a concise summary of Proxy Policy and Procedures and offer of the record to clients.

Proxy statements received regarding client securities:

•	DRZ’s Proxy Administrator receives proxies directly from the clients’ custodians. In the event DRZ receives a proxy that is not reflected on the Proxy Administrator’s system, DRZ will copy or print a sample of the proxy statement or card and maintain the copy in a central file along. DRZ will vote the proxy in accordance with these policies. Documentation of the process will be maintained in accordance with DRZ’s proxy recordkeeping policies.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	DRZ Proxy Voting Record.
•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc., that were material in the basis for the decision.
VIII.	Disclosure
•	DRZ will ensure that Form ADV, Part 2A is updated as necessary to reflect: (i) all material changes to DRZ’s Proxy Voting Policy and Procedures; and (ii) regulatory requirements.
X.	Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. DRZ will never disclose such information to unrelated third parties, except as required by law.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI.	Class Actions

It is DRZ’s policy to direct clients to decide whether or not to participate in class actions regarding securities of issuers currently or previously held in the clients’ portfolios. Any class action notice received by DRZ shall be promptly forwarded to the client. Class action notices received by DRZ on behalf of a former client will be sent to the last known address on file. DRZ employees are prohibited from making legal elections or determinations on behalf of clients. If requested, DRZ shall assist clients with account information required for their analysis of the class action notice; however, it is each client’s responsibility to respond to the class action notice.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a current list of the members of DRZ’s proxy voting committee:

Chairperson	Adelbert R. Sanchez

Member 1	John D. Race

Member 2	Victor A. Zollo, Jr.

Member 3	Jill S. Lynch

Member 4	Gregory T. Ramsby

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE